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                                                                  EXHIBIT 99.2

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                                                                                    EXHIBIT A


                               THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                      BOATMEN'S AUTO TRUST 1996-A DISTRIBUTION DATE STATEMENT TO
                                          CERTIFICATEHOLDERS
                                           AUGUST 15, 1996

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
Principal Distribution Amount                                                            $0.00
Principal Per $1,000 Certificate                                                         $0.00

Interest Distribution Amount                                                           $68,297
Interest Per $1,000 Certificate                                                          $5.88

Note Balance:
           Class A-1 Notes                                                      $71,914,788.47
           Class A-2 Notes                                                     $120,000,000.00
           Class A-3 Notes                                                      $76,343,707.00

Note Pool Factor:
           Class A-1 Notes                                                           0.8700608
           Class A-2 Notes                                                           1.0000000
           Class A-3 Notes                                                           1.0000000

Certificate Balance                                                             $11,624,943.00

Certificate Pool Factor                                                              1.0000000

Servicing Fee                                                                      $242,186.30
Servicing Fee Per $1,000 Certificate                                                     $0.83

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